UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENCORE WIRE CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ENCORE WIRE CORPORATION
1329 Millwood Road
McKinney, Texas 75069
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 5, 2020 AT 9:00 A.M. CENTRAL TIME
The additional information included herein relates to the proxy statement (the “Proxy Statement”) of Encore Wire Corporation (the “Company”), filed March 23, 2020, with the Securities and Exchange Commission (the “SEC”), and made available to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s annual meeting of stockholders (the “2020 Annual Meeting”) to be held on Tuesday, May 5, 2020 at 9:00 a.m. Central Time.
On April 13, 2020, the Company issued the press release included herein regarding the change in the location and format of its 2020 Annual Meeting from an in-person meeting to a virtual only meeting format via live audio webcast (the “Press Release”).
In addition, the Company released the frequently asked questions included herein (the “FAQ”) relating to the 2020 Annual Meeting. The Press Release and the FAQ are being filed with the SEC and are being made available to stockholders on or about April 13, 2020.

THE PRESS RELEASE AND FAQ SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

	PRESS RELEASE	Contact:	Bret J. Eckert
972-562-9473	April 13, 2020		Vice President & CFO

ENCORE WIRE ANNOUNCES CHANGE OF ANNUAL MEETING TO VIRTUAL FORMAT
McKinney, TX ‑ Encore Wire Corporation (NASDAQ Global Select: WIRE) (the “Company”) announced today that, due to the emerging public health impact of the COVID-19 pandemic, the location and format of its 2020 annual meeting of stockholders (the “2020 Annual Meeting”) has been changed from an in-person meeting to a virtual only meeting. Stockholders may not attend the meeting in person.
On April 13, 2020, the Company’s Board of Directors (the “Board”) approved the change to the location and format of the 2020 Annual Meeting in support of the health and well-being of the Company’s employees, stockholders and other associates, as well as related orders and guidelines that have been issued by federal, state and local governments.
The 2020 Annual Meeting will convene at 9:00 a.m. Central Time on May 5, 2020. As previously disclosed, only stockholders of record at the close of business on March 19, 2020 or their valid proxy holders will be able to participate in the 2020 Annual Meeting. In order to participate in the 2020 Annual Meeting through the live audio webcast, you must register at https://viewproxy.com/encorewire/2020/ by 11:59 p.m. Eastern Time on April 30, 2020. Instructions and frequently asked questions on how to register for the 2020 Annual Meeting and participate via the live audio webcast are posted at https://viewproxy.com/encorewire/2020/.
On the day of the Annual Meeting, if you have properly registered, you may enter the 2020 Annual Meeting at http://viewproxy.com/encorewire/2020/VM and vote your shares at http://www.fcrvote.com/WIRE while the polls are open, in each case, by logging in using the virtual control number and password you receive via email after successfully registering.
Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by returning a proxy card for shares you hold as a record holder and by following the instructions on the voting instruction form for shares you hold beneficially through a bank or broker, so that your vote will be counted even if you later decide not to attend the 2020 Annual Meeting. Please note that no members of management or the Board will be in attendance at the physical location formerly announced to host the 2020 Annual Meeting.
To access the Company’s proxy materials, as filed with the Securities and Exchange Commission, please visit the Company’s website at www.encorewire.com under the Investors tab.
Encore Wire Corporation is a leading manufacturer of a broad range of electrical building wire for interior wiring in commercial and industrial buildings, homes, apartments, and manufactured housing. The Company is focused on maintaining a high level of customer service with low-cost production and the addition of new products that complement its current product line.

2020 Annual Meeting of Stockholders
of
Encore Wire Corporation
FAQs
How do I register for the virtual annual meeting?
Please visit http://viewproxy.com/encorewire/2020/ to register.
ALL REGISTRATIONS MUST BE RECEIVED BY 11:59 PM EDT ON April 30, 2020.
•If you are a record holder, in which case you would have received a proxy card, please click “Registration for Registered Holders” and enter your name, phone number, mailing address (as it appears on your proxy card), and email address, and click submit request.
•If you are a beneficial holder, meaning that you hold your shares through a bank or broker, please click “Registration for Beneficial Holders” and enter your name, phone number, mailing address (as it appears on your voting instruction form) and email address, and click submit request. Then please upload or email a copy of your legal proxy that you have obtained from your bank or broker to VirtualMeeting@viewproxy.com
i.Please note: Beneficial Holders must submit a copy of their legal proxy from their bank or broker if they wish to vote their shares at the virtual annual meeting. Beneficial holders that wish to attend the meeting, but not vote their shares, must still register for the meeting and provide proof that they hold shares in Encore Wire Corporation.
I’ve submitted my registration – what happens now?
A member of our team will review your registration and you will receive an email once your submission has been confirmed. The email will contain a Virtual Control Number and meeting password. You will need the Virtual Control Number and password in order to attend the virtual annual meeting. You will also need your Virtual Control Number to vote your shares during the meeting.
How do I demonstrate proof of stock ownership?
If you are a registered holder, the proof of your stock ownership is your name and address as it appears on the proxy card you received. Our team will cross-check this information with a list of all registered holders to confirm your ownership.
If you are a beneficial holder, meaning that you hold your shares through a bank or broker, your proof will be the copy of your legal proxy that you obtain from your bank or broker. Please upload your legal proxy, or email it to VirtualMeeting@viewproxy.com, as described above under “How do I register for the virtual annual meeting?”
How do I attend the virtual annual meeting?
Once you have completed registration as described above under “How do I register for the virtual annual meeting?”, please visit http://viewproxy.com/encorewire/2020/VM. You must enter the Virtual Control Number and password that was provided to you in your registration confirmation email to gain access to the virtual annual meeting.
Where can I find my Virtual Control Number?
All holders that register for the virtual annual meeting, as described above under “How do I register for the virtual annual meeting?”, will receive a confirmation email with a Virtual Control Number.

I am trying to access the meeting, but I cannot get in, why?
Please be sure that you have already registered to attend the Virtual Annual Meeting, as described above in “How do I register for the virtual annual meeting?” If you have already registered and still cannot access the meeting, be sure that you have downloaded the required software. If you are still having a problem, please email VirtualMeeting@viewproxy.com.
How do I vote during the virtual annual meeting?
Please visit www.fcrvote.com/WIRE in order to vote your shares during the meeting. You may only vote while the polls are open. In order to vote, you will need the Control Number assigned to you, which you can find in the confirmation email sent to you after registering for the 2020 Annual Meeting, as described above under “I’ve submitted my registration – what happens now?”
Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by returning a proxy card for shares you hold as a record holder and by following the instructions on the voting instruction form for shares you hold beneficially through a bank or broker, so that your vote will be counted even if you later decide not to attend the 2020 Annual Meeting.